EXHIBIT 4.3



     AMENDMENT NO. 1 TO CREDIT AGREEMENT


          Amendment No. 1, dated as of July 21, 1994, to the Credit Agreement, dated as of July 19, 1994 (the "Agreement"), among Fleming Companies, Inc. (the "Borrower"), the banks listed on the signature pages of the Agreement (the "Initial Banks"), the agents listed on the signature pages of the Agreement and Morgan Guaranty Trust Company of New York, as Managing Agent (the "Managing Agent").

     RECITALS


          A. The Borrower, the Banks and the Managing Agent wish to amend the Agreement to provide for certain additional banks identified below (the "New Banks") to become Banks party to the Agreement, with the Commitments of the Initial Banks to be reallocated in part to become the Commitments of the New Banks.

          B. The Borrower, the Banks and the Managing Agent, together with the New Banks, are executing this Amendment for the foregoing purpose.

          NOW, THEREFORE, the parties agree as follows:

          1. Each Person executing the signature pages to this Amendment, other than the Borrower, the Initial Banks and the Managing Agent, is a New Bank and, subject to the provisions of
Section 3 hereof, as of the date hereof the signature pages of the Agreement are supplemented to include the signature pages hereto signed by each of the New Banks with the effect that as of the date hereof each New Bank shall be a Bank party to and for all purposes of the Agreement.

          2. Schedule 1 to the Agreement is replaced in its entirety by Schedule 1 attached hereto.

          3. The provisions of Sections 1 and 2 hereof to the contrary notwithstanding:

          (a) all Borrowings made before July 26, 1994 shall be made solely from the Initial Banks on the basis of their Commitments on the original Schedule 1 attached to the Agreement;
and

          (b) commitment, facility and letter of credit fees accrued under the Credit Agreement to but excluding July 26, 1994 shall be solely for the account of the Initial Banks and on and after July 26, 1994 such fees shall accrue for the account of the Initial Banks and the New Banks, on the basis of their Commitments as set forth on Schedule 1 attached hereto.

          4. (a) Section 2.11(e)(i) of the Credit Agreement is amended by changing the reference to Section 2.04(a) therein to a reference to Section 2.03(a) and by changing the reference to
Section 2.04(b) therein to a reference to Section 2.03(b).

          (b) Section 2.15 of the Credit Agreement is amended by changing the reference to Section 2.06(d) therein to a reference to
Section 2.05(d).

          5. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference therein to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Agreement or any other Operative Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          6. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto and thereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Managing Agent shall have received (a) duly executed counterparts hereof signed by the Borrower, the Initial Banks, the New Banks and the Managing Agent (or, in the case of any Bank as to which an executed counterpart shall not have been received, the Managing Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (b) duly executed Notes (other than a Swingline Note) for the account of each New Bank, each dated on or before the date hereof and complying with the provisions of Section 2.04.

          7. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                         FLEMING COMPANIES, INC.


                         By /s/ John M. Thompson
                           Title: Vice President
                                  and Treasurer


                         BANKS

                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK


                         By /s/ Michael C. Mauer
                            Title:  Vice President


                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION


                         By /s/ J. Stephen Mernick
                            Title: Senior Vice President


                         THE BANK OF NOVA SCOTIA


                         By /s/ A.S. Norsworthy
                            Title: Assistant Agent


                         CANADIAN IMPERIAL BANK OF COMMERCE


                         By /s/ J.D. Westland
                            Title: Authorized Signatory


                         CREDIT SUISSE


                         By /s/ Geoffrey M. Craig
                            Title: Member of Senior
                              Management


                         By /s/ Kristinn R. Kristinsson
                            Title: Associate


                         DEUTSCHE BANK AG NEW YORK BRANCH
                           AND/OR CAYMAN ISLANDS BRANCH


                         By /s/ Dr. Hans-Dieter Wettlaufer
                            Title: Vice President


                         By /s/ Jean M. Hannigan
                            Title: Assistant Vice President


                         THE FUJI BANK, LIMITED


                         By /s/ David Kelley
                            Title: Vice President and
                                   Senior Manager


                         NATIONSBANK OF TEXAS, N.A.


                         By /s/ Bianca Hemmen
                            Title: Senior Vice President


                         SOCIETE GENERALE, SOUTHWEST AGENCY


                         By /s/ Richard Lewis
                            Title: Assistant Vice President


                         By /s/ Matthew C. Flanigan
                            Title: First Vice President and
                                   Manager


                         THE SUMITOMO BANK LTD.
                           HOUSTON AGENCY


                         By /s/ Tatsuo Ueda
                            Title: General Manager


                         THE SUMITOMO BANK OF CALIFORNIA


                         By /s/ Seishi Jiromaru
                            Title: Vice President
                                   Division Manager


                         TEXAS COMMERCE BANK
                           NATIONAL ASSOCIATION


                         By /s/ Robert W. Bishop
                          Title: Vice Chairman


                         THE TORONTO-DOMINION BANK


                         By /s/ F.B. Hawley
                            Title: Manager
                                   Credit Association


                         UNION BANK OF SWITZERLAND,
                           HOUSTON AGENCY


                         By /s/ Alfred W. Imholz
                            Title: First Vice President


                         By /s/ Jan Buettgen
                            Title:Assistant Vice President


                         BANCA DI ROMA SpA


                         By /s/ O.W. Cheney Jr.
                            Title: Chief Manager


                         By /s/ Josefina M. Madrid
                            Title: Assistant Vice President


                         BANK IV OKLAHOMA, N.A.


                         By /s/ Paul Anderson
                            Title: Vice President


                         BANK OF HAWAII


                         By /s/ Joseph T. Donalson
                            Title: Vice President


                         THE BANK OF TOKYO, LTD.,
                           DALLAS AGENCY


                         By /s/ John M. Mearns
                            Title: Vice President


                         BANQUE FRANCAISE DU COMMERCE
                           EXTERIEUR


                         By /s/ Iain A. Whyte
                            Title: Assistant Vice President


                         By /s/ Mark A. Harrington
                            Title: Vice President and
                                   Regional Manager


                         BANQUE NATIONALE DE PARIS


                         By /s/ Henry F. Setina
                            Title: Vice President


                         BANQUE PARIBAS


                         By /s/ Robert G. Shaw
                            Title: Vice President


                         By /s/ Pierre-Jean de Filippis
                            Title: General Manager


                         BARCLAYS BANK PLC


                         By /s/ David Vickrey
                            Title: Associate Director


                         BAYERISCHE VEREINSBANK AG,
                           LOS ANGELES AGENCY


                         By /s/ John Carlson
                            Title: Assistant Vice President


                         By /s/ Sylvia K. Cheng
                            Title: Assistant Vice President


                         BHF-BANK, NEW YORK BRANCH


                         By /s/ Paul Travers
                            Title:  Vice President


                         By /s/ David Fraenkel
                            Title:  Vice President


                         BOATMEN'S FIRST NATIONAL BANK
                           OF OKLAHOMA


                         By /s/ K. Randy Roper
                            Title: Senior Vice President


                         THE CHASE MANHATTAN BANK, N.A.


                         By /s/ Thomas T. Daniels
                            Title: Vice President


                         CITIBANK N.A.


                         By /s/ W. P. Stengel
                            Title: Vice President


                         COMMERZBANK AG, NEW YORK AND/OR
                           GRAND CAYMAN BRANCH


                         By /s/ J. Schmieding
                            Title: Assistant Vice President


                         By /s/ W. Niemeyer
                            Title: Vice President


                         CONTINENTAL BANK


                         By /s/ Mary Jo Hoch
                            Title: Vice President


                         COOPERATIEVE CENTRALE
                           RAIFFEISEN-BOERENLEENBANK B.A.,
                           "RABOBANK NEDERLAND",
                           NEW YORK BRANCH


                         By /s/ Ian Reece
                            Title: Vice President and
                                   Manager


                         By /s/ J. Scott Taylor
                            Title: Vice President


                         CREDIT LYONNAIS NEW YORK BRANCH


                         By /s/ Robert Ivosevich
                            Title: Senior Vice President


                         DAI-ICHI KANGYO BANK, LTD.
                           NEW YORK BRANCH


                         By /s/ Seiji Imai
                            Title: Assistant Vice President


                         DAIWA BANK TRUST COMPANY


                         By /s/ Kenro Kojima
                            Title: Vice President


                         By /s/ Joel Limjap
                            Title: Vice President


                         DG BANK
                           DEUTSCHE GENOSSENSCHAFTSBANK


                         By /s/ Norah McCann
                            Title: Senior Vice President


                         By /s/ Karen A. Brinkman
                            Title: Vice President


                         DRESDNER BANK AG
                           NEW YORK BRANCH


                         By /s/ R. Matthew Scherer
                            Title: Vice President


                         By /s/ Charles H. Hill
                            Title: Vice President


                         FIRST HAWAIIAN BANK


                         By /s/ Robert M. Wheeler, III
                            Title: Vice President


                         FIRST INTERSTATE BANK OF CALIFORNIA


                         By /s/ William J. Baird
                            Title: Vice President


                         By /s/ Wendy V.C. Purcell
                            Title: Assistant Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO


                         By /s/ Jeanette Ganousis
                            Title: Vice President


                         FIRST UNION NATIONAL BANK
                           OF NORTH CAROLINA


                         By /s/ A. Kimball Collins
                            Title: Assistant Vice President


                         FLEET BANK OF MASSACHUSETTS, N.A.


                         By /s/ Maryann S. Smith
                            Title:  Vice President


                         THE INDUSTRIAL BANK OF JAPAN, LTD.


                         By /s/ Robert W. Ramage, Jr.
                            Title: Senior Vice President


                         KREDIETBANK N.V.


                         By /s/ Robert Snauffer
                            Title: Vice President


                         By /s/ Diane Grimmig
                            Title: Vice President


                         LIBERTY BANK AND TRUST COMPANY
                           OF OKLAHOMA CITY, N.A.


                         By /s/ Laura Christofferson
                            Title: Vice President


                         LTCB TRUST COMPANY


                         By /s/ Noboru Kubota
                            Title: Senior Vice President


                         MANUFACTURERS AND TRADERS
                           TRUST COMPANY


                         By /s/ Geoffrey R. Fenn
                            Title: Vice President


                         THE MITSUBISHI BANK, LIMITED
                           HOUSTON AGENCY


                         By /s/ Shoji Honda
                            Title:  General Manager


                         THE MITSUBISHI TRUST AND BANKING
                           CORPORATION


                         By /s/ Masaaki Yamagishi
                            Title: Chief Manager


                         THE MITSUI TRUST AND BANKING
                           COMPANY, LIMITED


                         By /s/ Margaret Holloway
                            Title: Vice President


                         NATIONAL WESTMINSTER BANK Plc
                           NASSAU BRANCH


                         By /s/ David L. Smith
                            Title: Vice President


                         NATIONAL WESTMINSTER BANK Plc
                           NEW YORK BRANCH


                         By /s/ David L. Smith
                            Title: Vice President


                         NORWEST BANK MINNESOTA,
                           NATIONAL ASSOCIATION


                         By /s/ Perry G. Pelos
                            Title: Vice President


                         PNC BANK, NATIONAL ASSOCIATION


                         By /s/ Gregory T. Gaschler
                            Title: Vice President


                         THE SANWA BANK LIMITED,
                           DALLAS AGENCY


                         By /s/ Blake Wright
                            Title: Assistant Vice President


                         UNITED STATES NATIONAL BANK
                           OF OREGON


                         By /s/ Blake R. Howells
                            Title: Vice President


                         WACHOVIA BANK OF GEORGIA,
                           NATIONAL ASSOCIATION


                         By /s/ Terry L. Akins
                            Title: Senior Vice President


                         THE YASUDA TRUST AND BANKING
                           COMPANY, LTD.


                         By /s/ Rohn Laudenschlager
                            Title: Senior Vice President


                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, as Managing Agent


                         By /s/ Michael C. Mauer
                            Title: Vice President

                         60 Wall Street
                         New York, New York  10260
                         Attention:  Loan Department
                         Telex number:  177615
                         Telecopier number: (212) 648-5336